UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

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Interink Plus, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4952 S Rainbow Blvd, Suite 326 Las Vegas, NV	89118
(Address of Principal Executive Office)	(Zip Code)

(702) 824-7047

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 17, 2019, Duan Fu resigned as a member of the Board of Directors of Interlink Plus, Inc. (the "Company"). Mr. Fu also resigned his positions as the Company's President, Secretary and Treasurer, effective December 17, 2019. His resignations were not the result of any dispute or disagreement with the Company.

The Company's Board of Directors appointed Roger Tichenor, the current CEO of the Company, to fill the officer positions of President, Secretary and Treasurer of the Company. Mr. Tichenor was appointed to serve in such positions until his successor shall be duly appointed and qualified, or until his earlier resignation or removal in accordance with the Corporation's Bylaws.

Biography

Roger Tichenor; Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer; Age 56: Roger Tichenor has over 30 years of investment and management experience. From 1985 to 1994 Roger was a registered stockbroker and a licensed commodity trader with Republic Securities, a company based out of Chicago, IL. From 1994 to 2004 he was the president of Phoenix Capital Inc., a firm that consulted with public and private companies. In 2004 he became the Managing Director of Private Equity Fund, Phoenix Capital Opportunity Fund. From 2010 to present day, Roger became a private investor in a number of different areas ranging from Real Estate to hard money lending.

Compensation of Officers and Directors

There are no agreements to compensate any of the officers or directors for their services.

The Company has not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of the officers or directors.

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any former officers or directors which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s services with the Company, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 23, 2019	INTERLINK PLUS, INC.

By: /s/ Roger Tichenor
Roger Tichenor, CEO